(2_FIDELITY_LOGOS)FIDELITY

GOVERNMENT SECURITIES
FUND
ANNUAL REPORT
SEPTEMBER 30, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     13   Statements of assets and liabilities,
                              operations, and changes in net
                              assets, as well as financial
                              highlights.

NOTES                    17   Notes to the financial statements.

REPORT OF INDEPENDENT    19   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            20


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first nine months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value). You can also look at the fund's income to measure performance.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1996               PAST 1   PAST 5   PAST 10
                                               YEAR     YEARS    YEARS

Government Securities Fund                     3.82%    42.75%   114.05%

Salomon Brothers Treasury/Agency Index         4.46%    42.80%   118.51%

General U.S. Government Funds                  3.24%    35.98%   97.40%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers Treasury/Agency Index, which is a market-capitalization weighted index comprised of U.S. Treasury and government agency securities with fixed-rate coupons and weighted average lives of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the general U.S. government funds average, which reflects the performance of 173 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1996         PAST 1   PAST 5   PAST 10
                                         YEAR     YEARS    YEARS

Government Securities Fund               3.82%    7.38%    7.91%

Salomon Brothers Treasury/Agency Index   4.46%    7.39%    8.13%

General U.S. Government Funds Average    3.24%    6.32%    7.02%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19960930 19961009 134103 S00000000000001
             Government Securities       SB Treasury/Agency
             00054                       SB022
  1986/09/30      10000.00                    10000.00
  1986/10/31      10148.44                    10141.13
  1986/11/30      10293.36                    10265.03
  1986/12/31      10319.79                    10278.56
  1987/01/31      10416.86                    10386.87
  1987/02/28      10451.97                    10466.87
  1987/03/31      10401.24                    10347.49
  1987/04/30      10124.63                    10148.92
  1987/05/31      10074.58                    10100.92
  1987/06/30      10210.29                    10215.79
  1987/07/31      10222.38                    10186.67
  1987/08/31      10162.87                    10144.00
  1987/09/30       9996.83                     9952.82
  1987/10/31      10269.67                    10331.90
  1987/11/30      10337.89                    10381.13
  1987/12/31      10429.46                    10498.46
  1988/01/31      10717.64                    10854.97
  1988/02/29      10850.53                    10970.67
  1988/03/31      10775.78                    10861.13
  1988/04/30      10744.63                    10789.74
  1988/05/31      10680.82                    10739.28
  1988/06/30      10841.74                    10956.31
  1988/07/31      10821.40                    10886.15
  1988/08/31      10833.37                    10903.79
  1988/09/30      11016.84                    11136.00
  1988/10/31      11176.19                    11331.28
  1988/11/30      11074.95                    11207.38
  1988/12/31      11092.94                    11243.90
  1989/01/31      11229.57                    11394.87
  1989/02/28      11169.03                    11307.08
  1989/03/31      11223.34                    11373.95
  1989/04/30      11438.10                    11586.87
  1989/05/31      11644.49                    11881.44
  1989/06/30      11973.22                    12283.90
  1989/07/31      12190.25                    12539.49
  1989/08/31      12021.68                    12327.38
  1989/09/30      12068.96                    12384.00
  1989/10/31      12316.44                    12705.64
  1989/11/30      12429.07                    12825.44
  1989/12/31      12492.69                    12844.72
  1990/01/31      12331.04                    12667.90
  1990/02/28      12378.94                    12678.56
  1990/03/31      12394.03                    12691.28
  1990/04/30      12350.36                    12584.21
  1990/05/31      12606.36                    12922.26
  1990/06/30      12781.55                    13128.21
  1990/07/31      12944.82                    13302.56
  1990/08/31      12877.46                    13110.15
  1990/09/30      12973.82                    13248.41
  1990/10/31      13167.49                    13465.85
  1990/11/30      13458.87                    13754.67
  1990/12/31      13683.65                    13972.51
  1991/01/31      13782.85                    14120.62
  1991/02/28      13891.36                    14180.51
  1991/03/31      13949.49                    14258.05
  1991/04/30      14078.84                    14427.90
  1991/05/31      14150.67                    14478.36
  1991/06/30      14117.64                    14468.92
  1991/07/31      14292.45                    14651.49
  1991/08/31      14659.80                    14977.64
  1991/09/30      14994.70                    15301.74
  1991/10/31      15123.31                    15419.90
  1991/11/30      15264.13                    15580.31
  1991/12/31      15867.66                    16114.87
  1992/01/31      15596.07                    15865.44
  1992/02/29      15627.67                    15929.03
  1992/03/31      15525.43                    15833.03
  1992/04/30      15622.00                    15946.26
  1992/05/31      15943.38                    16223.59
  1992/06/30      16215.54                    16459.49
  1992/07/31      16714.21                    16867.69
  1992/08/31      16858.27                    17040.82
  1992/09/30      17081.61                    17276.31
  1992/10/31      16804.12                    17025.64
  1992/11/30      16816.02                    16994.46
  1992/12/31      17132.44                    17281.64
  1993/01/31      17538.34                    17669.33
  1993/02/28      17968.25                    18013.95
  1993/03/31      18063.61                    18062.36
  1993/04/30      18242.13                    18217.44
  1993/05/31      18169.39                    18189.95
  1993/06/30      18616.80                    18598.15
  1993/07/31      18735.86                    18712.62
  1993/08/31      19257.73                    19128.62
  1993/09/30      19333.68                    19213.13
  1993/10/31      19434.04                    19264.00
  1993/11/30      19158.35                    19052.31
  1993/12/31      19243.43                    19137.23
  1994/01/31      19553.27                    19400.21
  1994/02/28      18973.09                    18996.51
  1994/03/31      18467.55                    18554.26
  1994/04/30      18291.62                    18411.49
  1994/05/31      18275.98                    18393.85
  1994/06/30      18179.21                    18356.10
  1994/07/31      18585.07                    18676.51
  1994/08/31      18574.01                    18681.44
  1994/09/30      18210.27                    18419.69
  1994/10/31      18139.43                    18401.23
  1994/11/30      18123.36                    18360.62
  1994/12/31      18241.70                    18486.97
  1995/01/31      18584.16                    18849.23
  1995/02/28      19017.71                    19244.31
  1995/03/31      19123.29                    19358.77
  1995/04/30      19361.87                    19608.21
  1995/05/31      20134.04                    20412.31
  1995/06/30      20275.05                    20566.97
  1995/07/31      20195.99                    20495.59
  1995/08/31      20428.51                    20729.85
  1995/09/30      20616.72                    20916.92
  1995/10/31      20935.92                    21243.08
  1995/11/30      21254.62                    21586.87
  1995/12/31      21537.54                    21885.95
  1996/01/31      21652.81                    22024.62
  1996/02/29      21189.11                    21585.23
  1996/03/31      21011.48                    21395.28
  1996/04/30      20847.09                    21227.49
  1996/05/31      20812.95                    21222.56
  1996/06/30      21057.60                    21490.05
  1996/07/31      21112.21                    21538.05
  1996/08/31      21050.06                    21493.33
  1996/09/30      21405.08                    21850.67
IMATRL PRASUN   SHR__CHT 19960930 19961009 134106 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Government Securities Fund on September 30, 1986. As the chart shows, by September 30, 1996, the value of the investment would have grown to $21,405 - a 114.05% increase on the initial investment. For comparison, look at how the Salomon Brothers Treasury/Agency Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,851 - a 118.51% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
            YEARS ENDED SEPTEMBER 30,

            1996   1995   1994   1993   1992

Dividend return                     6.55%    6.98%    5.76%     7.06%    8.07%

Capital appreciation return         -2.73%    6.23%   -11.57%    6.12%    5.85%

Total return                        3.82%    13.21%   -5.81%    13.18%   13.92%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD
PERIODS ENDED SEPTEMBER 30, 1996   PAST          PAST 6         PAST 1
                                   MONTH         MONTHS         YEAR

Dividends per share                5.04(cents)   31.74(cents)   64.05(cents)

Annualized dividend rate           6.41%         6.59%          6.53%

30-day annualized yield            6.00%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.56 over the past month, $9.60 over the past six months and $9.81 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Bond markets rebounded from
sharp sell-offs earlier in 1996, as
investors gained confidence that
rising interest rates might not be a
problem in an election year. For
the 12 months ended September
30, 1996, the Lehman Brothers
Aggregate Bond Index - a broad
measure of U.S. taxable bonds -
returned 4.90%. In January, the
Federal Reserve Board lowered
its target for the Fed funds rate -
the rate banks charge each other
on overnight loans - from 5.50%
to 5.25%, but the move largely
was taken into account by the
market. Surprisingly robust
employment reports in March
reversed market sentiment,
causing the yield on the 30-year
Treasury bond to rise to over 7%,
a level not seen in over a year. By
June, however, soothing
comments from Fed Chairman
Alan Greenspan helped ease the
market's fears of Fed interest-rate
increases and the 30-year yield
dropped back below 7%. While
bonds traded in a narrow range in
the summer months - reflecting
confusion over the direction of
interest rates - the Fed's
decision to take no action at the
end of September coupled with
weaker than expected
employment data helped ease
the market's fears.
Investment-grade
mortgage-backed securities
performed well relative to other
investment grade securities. With
prepayment fears easing in the
face of a rising mortgage-rate
environment, the Salomon
Brothers Mortgage Index
returned 5.86% during the period.
An interview with Robert Ives,
Portfolio Manager of Fidelity
Government Securities Fund
Q. BOB, HOW DID THE FUND PERFORM?
A. For the year ended September 30, 1996, the fund provided a return of 3.82%. For comparison, the Salomon Brothers Treasury/Agency Index had a return of 4.46% over the same period, while the general U.S. government funds average, as monitored by Lipper Analytical Services, had a one-year return of 3.24%.
Q. YOU MENTIONED SIX MONTHS AGO THAT FOR THE BOND MARKET TO DO WELL, IT NEEDED TO SEE SIGNS THAT THE STRONG ECONOMY WAS ONLY TEMPORARY. DID THE MARKET GET ITS WISH?
A. Definitely not. In fact, the most significant story of the period was the unwavering strength of the economy. Along with this growth, we also saw a low unemployment rate and increased concern over the possibility of inflation rearing its ugly head - both negative developments for the bond market.
Q. THE BOND MARKET SEEMED TO HOLD ITS BREATH EACH TIME THE FEDERAL RESERVE BOARD MET DURING THE PERIOD. WHAT EFFECT DID THIS HAVE ON THE MARKET?
A. The Fed's reluctance to raise short-term rates had varying effects. On one hand, the market rallied during the last two months of the period because rates were not hiked. Given the unemployment situation, I would have thought that the market would have reacted less enthusiastically. Conversely, the reason bond returns diminished somewhat during the period was the lurking thought that inflation would appear and the Fed would slam on the brakes. With the economy speeding merrily along, it's natural for bond investors to monitor the Fed's movements so closely.
Q. LET'S TALK ABOUT THE FUND. CAN YOU RELATE THE FUND'S PERFORMANCE TO THE ENVIRONMENT WE'VE SEEN?
A. The economic situation drove bond yields up and resulted in lower returns throughout the market. I'd like to point out, though, that my strategy is not dictated by short-term market swings. Some of the fund's competitors may still be trying to guess the direction of interest rates, and this can be costly in an uncertain market. I think my strategy of keeping a close eye on the fund's benchmark helped the fund perform well within its peer group.
Q. WHAT WAS YOUR STRATEGY IN TERMS OF THE COMPOSITION OF THE FUND?
A. Relative to the index, I normally strive to be overweighted in agency issues. At the end of the period, the fund had an approximate agency position of 22%, with the rest consisting of Treasury securities. The index had about a 10% agency weighting. The important factor with agencies is monitoring the spreads - the difference in yield - between them and Treasury issues. While agencies present slightly more risk than Treasuries, they can be worthwhile investments depending upon the spread level. In terms of maturity, I generally sought to add short- and intermediate-term agencies.
Q. WHICH INDIVIDUAL HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. Due to the fund's policy of investing so that all interest income is free from state and local taxes, there are a limited number of agencies from which to choose. The fund's most significant holdings during the period continued to be Federal Home Loan Bank and Federal Farm Credit Bank issues.
Q. WHAT'S YOUR OUTLOOK?
A. On a fund level, I'll continue to look for opportunities in the agency sector in hopes of raising my weighting. In terms of the economy, questions abound. Will inflation surface? Will average wages rise? Will unemployment levels continue to decrease? These are the major factors for bond investors to consider. While the Fed may soon raise the federal funds rate, which may help the bond market, the answers to these questions remain to be seen.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT
AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
free from state and local
taxes
FUND NUMBER: 054
TRADING SYMBOL: FGOVX
START DATE: April 4, 1979
SIZE: as of September
30, 1996, more than $948
million
MANAGER: Robert Ives, since
1995; manager, Fidelity Advisor
World U.S. Government
Investment Fund, Fidelity
Advisor Government
Investment Fund, Fidelity
Advisor Annuity Government
Investment Fund and Spartan
Long-Term Government Bond
Fund, since 1995; Spartan
Government Income
Fund, since 1993; joined
Fidelity in 1991
(checkmark)
BOB IVES ON ECONOMIC
INDICATORS AND THE BOND
MARKET:
UNEMPLOYMENT RATE: "Along
with a flourishing economy,
you typically see low levels of
unemployment. When
unemployment is low, it means
that there aren't enough
workers for all the jobs that
exist. Employers then need to
increase wages to attract
workers. This upward wage
movement contributes to
inflation. Thus, low
unemployment rates are
looked upon as a negative by
the bond market."
INFLATION: "Inflation eats away
at the return realized by a
bondholder. If you buy a
five-year Treasury note at 6%
and inflation is at 3%, you're
earning 3% over inflation. If
inflation inches up to 4%, then
you're only earning 2%. Any
increase in inflation is a major
concern. If inflation gets
above the 3% level, that
would pose real problems for
the bond market."
WAGES: "Wages are the single
most important source of
inflation. In fact, wages make
up two-thirds of the weight of
the Consumer Price Index -
a common inflation proxy. If
wages go up 1%, that means
the overall inflation level goes
up about 0.67%. If you're
paying people more, you'll
have to increase the prices of
your products to stay
profitable."
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF SEPTEMBER 30, 1996
                    % OF FUND'S    % OF FUND'S INVESTMENTS
                    INVESTMENTS    6 MONTHS AGO

 Under 6%            5.4            3.2

 6 - 6.99%           17.1           2.3

 7 - 7.99%           36.4           39.3

 8 - 8.99%           29.1           29.2

 9 - 9.99%           6.5            16.9

10 - 10.99%          0.1            0.0

11 - 11.99%          0.0            1.9

12% and over         5.3            7.1

Zero coupon bonds    0.1            0.1

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING REPURCHASE AGREEMENTS, IF ANY.
AVERAGE YEARS TO MATURITY AS OF SEPTEMBER 30, 1996
               6 MONTHS AGO

Years    8.2    8.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF SEPTEMBER 30, 1996
               6 MONTHS AGO

Years    4.8    4.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE. EFFECTIVE JUNE, 1996, THE MODEL USED TO CALCULATE DURATIONS MAY HAVE BEEN SLIGHTLY MODIFIED IN ORDER TO FURTHER REFINE THIS INFORMATION. THESE CHANGES IN METHODOLOGY MAY PRODUCE ADJUSTMENTS IN HISTORICAL DURATION FIGURES.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF SEPTEMBER 30, 1996 AS OF MARCH 31, 1996
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 21.7
Row: 1, Col: 3, Value: 38.0
Row: 1, Col: 4, Value: 38.3
U.S. Treasury
obligations 81.7%
U.S. Government
agency
obligations 17.3%
Short-term
investments 1.0%
U.S. Treasury
obligations 77.9%
U.S. Government
agency
obligations 21.7%
Short-term
investments 0.4%
Row: 1, Col: 1, Value: 3.0
Row: 1, Col: 2, Value: 17.3
Row: 1, Col: 3, Value: 51.7
Row: 1, Col: 4, Value: 30.0
INVESTMENTS SEPTEMBER 30, 1996

Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 78.3%
7 3/8%, 11/15/97   $ 19,500,000 $ 19,807,710
6 1/8%, 3/31/98    130,250,000  130,493,568
8 7/8%, 11/15/98    56,500,000  59,510,320
7 3/4%, 12/31/99    166,510,000  173,326,919
8 1/2%, 2/15/00    44,035,000  46,855,882
7 7/8%, 8/15/01    46,240,000  48,906,198
10 3/4%, 5/15/03    700,000  853,784
12 3/4%, 11/15/10 (callable)    9,700,000  13,563,316
12%, 8/15/13 (callable)    25,860,000  36,365,625
9%, 11/15/18    45,560,000  55,341,276
8 7/8%, 2/15/19    120,340,000  144,652,290
U.S. Treasury Bill yield at date of purchase
5.22%, 3/6/97    4,000,000  3,911,080
TOTAL U.S. TREASURY OBLIGATIONS   733,587,968
U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.7%
Federal Farm Credit Bank:
 8.65%, 10/1/99    3,580,000  3,790,898
 9%, 3/7/00    1,000,000  1,076,090
 9.30%, 5/9/00    4,000,000  4,353,760
 8.35%, 12/13/00    1,750,000  1,863,208
 6.56%, 8/5/02    3,335,000  3,304,251
 6.32%, 9/9/02    1,560,000  1,527,866
 6.20%, 9/23/02    2,420,000  2,358,750
 6.40%, 10/3/02    760,000  746,343
 6.65%, 8/8/03    15,000,000  14,845,350
 8.12%, 2/1/05    8,635,000  9,234,614
 7.35%, 3/24/05    1,000,000  1,022,660
Federal Home Loan Bank:
5.77%, 3/12/99 (callable)    5,000,000  4,914,700
 5.825%, 3/12/99 (callable)    27,000,000  26,683,560
 7.65%, 10/28/99    27,935,000  28,847,357
 8.85%, 6/21/00    2,590,000  2,785,856
 8.23%, 8/9/01    1,000,000  1,064,530
 7.93%, 11/1/01    1,900,000  1,993,632
 6.37%, 6/30/03    1,110,000  1,082,072
 6 3/4%, 4/5/04    4,095,000  4,057,244
 6.89%, 4/6/04    1,630,000  1,634,580
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Federal Home Loan Bank: - continued
 7.59%, 5/20/04   $ 35,010,000 $ 36,373,464
 7.31%, 6/16/04    16,640,000  17,045,517
 7.36%, 7/1/04    5,490,000  5,639,273
 7.38%, 8/5/04    880,000  904,614
 7.46%, 9/9/04    3,150,000  3,254,328
 7.70%, 9/20/04    800,000  838,248
 8.09%, 12/28/04    1,050,000  1,124,645
 7.59%, 3/10/05    1,895,000  1,973,756
 stripped principal 0%, 2/25/04    1,800,000  1,084,921
Student Loan Marketing Association:
 5.22%, 2/25/99 (callable)    15,670,000  15,305,202
 7.93%, 10/15/01    600,000  630,846
 8.14%, 10/15/03    330,000  353,615
 8.14%, 5/17/04    1,500,000  1,600,545
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   203,316,295
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $935,719,095)  $ 936,904,263
INCOME TAX INFORMATION
At September 30, 1996, the aggregate cost of investment securities for income tax purposes was $937,081,589. Net unrealized depreciation aggregated $177,326, of which $11,763,322 related to appreciated investment securities and $11,940,648 related to depreciated investment securities.
At September 30, 1996, the fund had a capital loss carryforward of approximately $25,851,000 of which $17,606,000 and $8,245,000 will expire on September 30, 2003 and 2004, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 1997 approximately $4,627,000 of losses recognized during the period November 1, 1995 to September 30, 1996.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 SEPTEMBER 30, 1996

ASSETS

Investment in securities, at value (cost $935,719,095) -                $ 936,904,263
See accompanying schedule

Interest receivable                                                      13,885,233

Other receivables                                                        100

 TOTAL ASSETS                                                            950,789,596

LIABILITIES

Payable to custodian bank                                   $ 191,141

Payable for fund shares redeemed                             474,708

Distributions payable                                        654,211

Accrued management fee                                       349,039

Other payables and accrued expenses                          263,255

 TOTAL LIABILITIES                                                       1,932,354

NET ASSETS                                                              $ 948,857,242

Net Assets consist of:

Paid in capital                                                         $ 975,640,740

Undistributed net investment income                                      3,870,681

Accumulated undistributed net realized gain (loss)                       (31,839,347)
on investments

Net unrealized appreciation (depreciation) on                            1,185,168
investments

NET ASSETS, for 98,682,433 shares outstanding                           $ 948,857,242

NET ASSET VALUE, offering price and redemption price per                 $9.62
share ($948,857,242 (divided by) 98,682,433 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME                                                        $ 69,333,512
Interest

EXPENSES

Management fee                                             $ 4,286,520

Transfer agent fees                                         2,228,964

Accounting fees and expenses                                295,277

Non-interested trustees' compensation                       3,865

Custodian fees and expenses                                 29,764

Audit                                                       41,316

Legal                                                       7,221

 Total expenses before reductions                           6,892,927

 Expense reductions                                         (114,583)     6,778,344

NET INVESTMENT INCOME                                                     62,555,168

REALIZED AND UNREALIZED GAIN (LOSS)                                       277,578
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                   (29,241,086)
investment securities

NET GAIN (LOSS)                                                           (28,963,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 33,591,660
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED       YEAR ENDED
                                                          SEPTEMBER 30,    SEPTEMBER 30,
                                                          1996             1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 62,555,168     $ 50,502,826
Net investment income

 Net realized gain (loss)                                  277,578          (5,338,218)

 Change in net unrealized appreciation (depreciation)      (29,241,086)     61,371,907

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           33,591,660       106,536,515
FROM OPERATIONS

Distributions to shareholders                              (62,671,073)     (50,883,059)
From net investment income

 In excess of net realized gain                            -                (1,037,275)

 TOTAL DISTRIBUTIONS                                       (62,671,073)     (51,920,334)

Share transactions                                         453,470,632      564,857,682
Net proceeds from sales of shares

 Reinvestment of distributions                             52,723,408       41,085,061

 Cost of shares redeemed                                   (424,875,515)    (377,565,960)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           81,318,525       228,376,783
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  52,239,112       282,992,964

NET ASSETS

 Beginning of period                                       896,618,130      613,625,166

 End of period (including undistributed net investment    $ 948,857,242    $ 896,618,130
income of $3,870,681 and $863,970, respectively)

OTHER INFORMATION
Shares

 Sold                                                      46,023,115       60,339,165

 Issued in reinvestment of distributions                   5,384,569        4,293,957

 Redeemed                                                  (43,363,549)     (39,778,275)

 Net increase (decrease)                                   8,044,135        24,854,847


FINANCIAL HIGHLIGHTS
      YEARS ENDED SEPTEMBER 30,                     NINE MONTHS   YEAR ENDED
                                                    ENDED         DECEMBER
                                                    SEPTEMBER     31,
                                                    30,

      1996   1995   1994 C   1993   1992   1991


SELECTED PER-SHARE DATA

Net asset value,               $ 9.890     $ 9.330     $ 10.870    $ 10.500    $ 10.300    $ 9.640
beginning of period

Income from                     .670        .625        .626        .672        .556        .801
Investment
Operations
Net investment
 income

 Net realized and               (.299)      .564        (1.225)     .627        .198        .660
 unrealized gain
(loss)

 Total from investment          .371        1.189       (.599)      1.299       .754        1.461
 operations

Less Distributions

 From net investment            (.641)      (.609)      (.631)      (.679)      (.554)      (.801)
 income

 From net realized gain         -           -           (.310)      (.250)      -           -

 In excess of net               -           (.020)      -           -           -           -
 realized gain

 Total distributions            (.641)      (.629)      (.941)      (.929)      (.554)      (.801)

Net asset value, end           $ 9.620     $ 9.890     $ 9.330     $ 10.870    $ 10.500    $ 10.300
of period

TOTAL RETURN B                  3.82%       13.21%      (5.81)      13.18%      7.65%       15.96%
                                                       %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of             $ 948,857   $ 896,618   $ 613,625   $ 728,820   $ 581,584   $ 521,605
period (000 omitted)

Ratio of expenses to            .72%        .71%        .69%        .69%        .70% A      .70%
average net assets

Ratio of expenses to            .71%        .71%        .69%        .69%        .70% A      .70%
average net assets             D
after expense
reductions

Ratio of net investment         6.52%       6.36%       6.26%       6.40%       7.31% A     8.23%
income to average
net assets

Portfolio turnover rate         124%        391%        402%        323%        219% A      257%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 4 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Government Securities Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,235,387,180 and $1,155,349,783, respectively.
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .45% of average net assets. DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plan (the Plan), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the fund's distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use its resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of the fund's shares or render shareholder support services. FMR or FDC has informed the fund that payments made to third parties under the Plan amounted to $16,975 for the period.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
4. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $25,638 and $88,945, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of Fidelity Government Securities Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Government Securities Fund, including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the nine month period ended September 30, 1992, and the year ended December 31, 1991. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Government Securities Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the nine month period ended September 30, 1992, and the year ended December 31, 1991, in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 31, 1996
DISTRIBUTIONS


A total of 100% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1997 of the applicable percentage for use in preparing 1996 income tax returns.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
Mortgage Securities
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity
 Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline 1999, 2001 & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINES FOR QUICKEST SERVICE